PROSPECTUS SUPPLEMENT

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American Century California Tax-Free and Municipal Funds
CALIFORNIA TAX-FREE MONEY MARKET FUND
Supplement dated October 8, 2008 * Prospectus dated January 1, 2008

American Century Investment Trust
PRIME MONEY MARKET FUND AND PREMIUM MONEY MARKET FUND
Supplement dated October 8, 2008 * Prospectuses dated August 1, 2008

American Century Municipal Trust
TAX-FREE MONEY MARKET FUND
Supplement dated October 8, 2008 * Prospectus dated October 1, 2008

The Board of Trustees of each of the above-listed funds has approved, and the funds have applied for, participation in the U.S. Department of Treasury's
Temporary Guarantee Program for Money Market Funds (the "Program"). Under the
Program, the Treasury will guarantee fund shareholders that they will receive $1 for each share held by them as of the close of business on September 19, 2008
(the "Guarantee Date"), in the event that a fund's net asset value drops below
$1 and the fund liquidates. SHARES ACQUIRED AFTER THE GUARANTEE DATE GENERALLY
ARE NOT ELIGIBLE FOR PROTECTION UNDER THE PROGRAM. Investors who decrease the number of shares in their accounts after the Guarantee Date will be covered for the lesser amount.

Participation in the initial three months of the Program (i.e., until December
18, 2008) required each fund to make a payment to the Treasury in an amount equal to 0.01% of the fund's net assets as of the Guarantee Date. This expense will be borne by each fund. The Secretary of the Treasury may extend the Program beyond its initial three-month term through September 18, 2009. In the event the
Program is extended, each fund's Board of Trustees will consider whether the fund should continue to participate.

Additional information about the Program is available at HTTP://WWW.USTREAS.GOV.

American Century Investment Services, Inc., Distributor
©2008 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-62993 0810